UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

June 16, 2011
Date of  Report
(Date of earliest event reported)

TOFUTTI BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Jackson Drive Cranford, New Jersey 07016
 (Address of principal executive offices and zip code)

                           (908)272-2400
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant convened and held its annual meeting of shareholders on June 16, 2011.  The holders of the shares of common stock, voting together, elected seven directors and ratified the selection of EisnerAmper LLP as the Registrant’s  independent registered public accounting firm for fiscal 2011.  A brief description and the number of votes on each matter are as follows:

1.	The election of the following directors to hold office for a term until their successors are duly elected and qualified at the Registrant’s 2012 Annual Meeting of Shareholders.

	For	Withheld	% Votes For
David Mintz	3,171,207	379,401	61.26
Neal Axelrod	3,166,270	383,888	61.17
Joseph Fischer	3,509,929	40,679	67.80
Aaron Forem	3,164,720	385,888	61.13
Philip Gotthelf	3,166,720	383,888	61.17
Reuben Rapoport	3,497,152	53,456	67.57
Franklyn Snitow	3,175,097	375,511	61.33

2.	The ratification of the selection of EisnerAmper LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Withheld	Abstain	Broker Non-Votes
4,693,618	124,189	13,182	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2011	TOFUTTI BRANDS INC.
(Registrant)

By: /s/Steven Kass
Steven Kass
Chief Financial Officer